

Adeona Pharmaceuticals, Inc.

Innovative medicines for serious central nervous system diseases

NYSE AMEX: AEN

James S. Kuo, MD, MBA
Chairman and CEO
jkuo@adeonapharma.com
January 2011

adeona

Forward-Looking Statement

This presentation includes forward-looking statements on Adeona's current expectations and projections about future events. In some cases forward-looking statements can be identified by terminology such as "may," "should," "potential," "continue," "expects," "anticipates," "intends," "plans," "believes," "estimates," "indicates," and similar expressions. These statements are based upon current beliefs, expectations and assumptions and are subject to a number of risks and uncertainties, many of which are difficult to predict and include statements regarding our clinical trials, our establishment of partnerships and our execution of our growth strategy. The forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth or implied by any forward-looking statements. Important factors that could cause actual results to differ materially from those reflected in Adeona's forward-looking statements include, among others, a failure of Adeona's product candidates to be demonstrably safe and effective, a failure to obtain regulatory approval for the company's products or to comply with ongoing regulatory requirements, regulatory limitations relating to the company's ability to promote or commercialize its products for awareness, prevention, diagnosis or treatment of zinc deficiency and chronic copper toxicity, a lack of acceptance of Adeona's product candidates in the marketplace, a failure of the company to become or remain profitable, our inability to obtain the capital necessary to fund the company's research and development activities, loss of grant money to fund trials, a loss of any of the company's key scientists or management personnel, and other factors described in Adeona's report on Form 10-K for the year ended December 31, 2009, and any other filings with the SEC. The information in this presentation is provided only as of January 2011, and Adeona undertakes no obligation to update any forward-looking statements contained in this release on account of new information, future events, or otherwise, except as required by law.

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Corporate Profile

- Focus on central nervous system diseases
- License product candidates with indications of clinical efficacy
- Seek to establish large pharma collaborations
- Success with $17.5 million Meda deal for fibromyalgia
- Near-term prescription medical food candidate for Alzheimer's disease

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Management Team

Individual/Education	Position	Experience
James S. Kuo, M.D., M.B.A. Penn Medicine Wharton University of Pennsylvania	Chairman, President, Chief Executive Officer, Chief Financial Officer	HealthCare Ventures LLC Pfizer Human Genome Sciences MYRIAD
David A. Newsome, M.D. Harvard Medical School	Senior Vice President of Research and Development	National Eye Institute National Institutes of Health
Julie A. Caudill, B.B.A. Eastern Michigan University	Vice President of Finance and Corporate Controller	AASTROM
Lara M. Guzman, B.S.	Vice President of Administration	HandyLab

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Pillars of Innovation

Principles for successful research and development


Focus on serious central nervous system diseases
Test new therapies in people, not animals
Rigorous and objective third-party reviews
Intellectual Property Protection

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Product Pipeline

Innovative medicines for serious central nervous system diseases

Medical Indication	Product Candidate	Status
Prescription Medical Food Development		
Alzheimer's disease and mild cognitive impairment	Zinthionein (zinc cysteine)	Pivotal clinical study
Drug Development		
Multiple sclerosis	Trimesta (estriol)	Phase II clinical trial
Fibromyalgia	Effirma (flupirtine)	Partnered Phase II/III clinical data with Meda AB
Age-related macular degeneration	ZincMonoCysteine (zinc-monocysteine)	Clinical trial complete
Rheumatoid arthritis	dnaJP1 (hsp peptide)	Phase II clinical trial complete

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Zinc Deficiency Increases With Age

- Second most abundant trace element in humans (after iron)
- Responsible for over 300 important enzymes
- Hippocampal zinc levels are highest in brain (synaptic transmitter)
- Antagonizes/blocks chronic copper toxicity


Serum Zinc Concentration (µg/dl)
120
100
80
60
40
AD
Aging
20
40
60
80
100
Age

Source: Kogirima M (2009)

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Loss of Zinc, ZnT3 and NMDA Receptors

Decline in synaptic zinc in age and Alzheimer's disease

- Neuronal zinc decreases with age
- Decrease in zinc is more pronounced in Alzheimer's disease
- Beta-amyloid plaques further sequester available zinc



Normal
Aging or ZnT3 KO
AD
Postsynaptic
NR2B
NR2B
NR2B
Aβ oligomer
Presynaptic
ZnT3
ZnT3
ZnT3

Source: Adlard, PA et. al. (2010)

Alzheimer's Disease/Mild Cognitive Impairment

Product candidate – Zinthionein

- Treat zinc deficiency in Alzheimer's disease and mild cognitive impairment patients
- Limitations of zinc therapy
  - Gastric irritation (tolerability)
  - Dosing frequency (bioavailability)
- Proprietary, gastroretentive, sustained release, oral high-dose tablet
  - Test results indicate superior tolerability compared to Galzin®
  - Convenient once-a-day dosing

Zinthionein Pivotal CopperProof-2 Clinical Study

For management of Alzheimer’s disease/mild cognitive impairment

- First controlled trial of zinc for Alzheimer’s disease
- 60-patient, randomized, double-blind, placebo-controlled study at 3 clinical sites in Florida
- 6-month dosing comparing cognition, MMSE and ADAS-Cog to matching placebo at 3 and 6 months
- Developing as a potential prescription medical food
- All constituents of Zinthionein have Generally Regarded As Safe (GRAS) status
- $244,479 in grant funding has been awarded from the Qualifying Therapeutic Discovery Project Program

www.clinicaltrials.gov/ct2/show/NCT01099332

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Timeline - CopperProof-2 Clinical Study

For management of Alzheimer's disease/mild cognitive impairment

IRB approval	November 2009
Initiation of patient dosing	January 2010
Completion of Part 1	April 2010
Completion of enrollment Part 2	September 2010
Anticipated completion Part 2	End of March 2011

Prescription Medical Food

Specialty pharmaceutical

- Legislation defined in Orphan Drug Act
- Medical food for “dietary management” sold by prescription
- Ingredients must be GRAS (Generally Recognized As Safe)
- Premarket review and approval by FDA not required
- Private insurance reimbursement is generally available

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Historical Efficacy of Estriol

Hormone produced by placenta; possibly linked to fetal immune privilege

- Estriol has been approved in Europe and Asia for 40 years for treating symptoms of menopause but never approved in the U.S. for any indication


Ovestin®
2 mg tablets

- PRegnancy In Multiple Sclerosis (PRIMS) study followed 254 women with multiple sclerosis for up to one year after delivery
  - Relapse rates were significantly reduced by 71 percent ($p < 0.001$) through the third trimester of pregnancy from pre-baseline levels
  - Relapse rates then increased by 120 percent ($p < 0.001$) during the first three months post-partum

The NEW ENGLAND JOURNAL of MEDICINE

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Multiple Sclerosis

Product candidate – Trimesta

- Trimesta developed by
  - Rhonda Voskuhl, M.D., Professor, UCLA Department of Neurology
  - Jack H. Skirball, Chair for Multiple Sclerosis Research, Director, UCLA Multiple Sclerosis Program
- Completed an investigator-initiated, 10-patient, 22-month, single-agent, crossover clinical trial evaluating Trimesta
  - Over a 6-month period the number of brain lesions deceased by 82% (p = 0.02) and the volume by 82% (p = 0.01) *
  - After a 6-month drug holiday, Trimesta was given for 4 months; decreased the number of brain lesions by 48% (p = 0.04) and volume by 88% (p = 0.008)*
  - Well-tolerated with only menstrual cycle abnormalities detected

* compared to 6 month baseline measurement

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Clinical Evaluation of Trimesta

Phase II clinical trial at 15 centers

- Randomized, double-blind, placebo-controlled clinical trial in 150 female patients with relapsing-remitting multiple sclerosis
- Comparing relapse rates with 8 mg of Trimesta taken daily over 2 years versus matching placebo with Copaxone® as standard of care in both arms
- At November 2010, 115 of 150 patients enrolled
- Funding:
  - $5 million grant from National Multiple Sclerosis Society, NIH and National Multiple Sclerosis Society-Southern California Chapter
  - $860,440 grant from Recovery.gov
  - Additional $244,479 grant awarded under the Qualifying Therapeutic Discovery Project program

www.clinicaltrials.gov/ct2/show/NCT00451204

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Trimesta – Future Plans



Evaluate the potential to treat cognitive decline in multiple sclerosis

- Cognitive loss affects about 50-65% of multiple sclerosis patients
  - Currently, there is no FDA-approved therapy
- Completed investigator-initiated clinical trial showed a 14% *improvement* in PASAT (Paced Auditory Serial Addition Test) cognitive testing scores ($p = 0.04$) at 6 months of therapy
  - PASAT is a routine cognitive test performed in patients with a wide variety of neuropsychological disorders such as multiple sclerosis
- Planning a randomized, double-blind, placebo-controlled clinical trial to evaluate Trimesta's effects on cognition
  - Two-arm clinical trial with both arms taking standard multiple sclerosis anti-inflammatory therapies
  - Primary cognition outcome measurement will be PASAT

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Corporate Partnership with Meda

Effirma (flupirtine) for fibromyalgia attracted large pharma collaboration

- $17.5 million corporate partnership with Meda announced on May 7, 2010
  - Meda assumes all future development costs
  - Adeona eligible to receive up to a potential $15 million in milestone payments plus royalties
- Meda estimates the U.S. market for fibromyalgia to be nearly $1 billion at the time of drug launch
- Meda is a Swedish-based pharma company that has sales organizations in more than 50 countries
  - Sales in 2009 exceeded $1.8 billion

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Fibromyalgia Market Opportunity

Commercial potential for Effirma

- Chronic and debilitating condition characterized by widespread pain and stiffness throughout body, accompanied by severe fatigue, insomnia and mood symptoms
  - Affects 2-4% of the population worldwide, including an estimated 4 million patients in the U.S.
  - Flupirtine has been marketed in Europe since 1984 as a treatment for pain but never approved in the U.S.
- Potential new mechanism of action for fibromyalgia
  - Selective neuronal potassium channel opener that also has NMDA receptor antagonist properties
- Encouraging initial human results reported at a Harvard teaching hospital

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Age-Related Macular Degeneration

Opportunity for zinc-based therapies

- Leading cause of blindness among persons 65 years or older affecting 10 million Americans
- Zinc and zinc antioxidant nutritional supplementation are the only scientifically supported therapies
  - Newsome *et al* 1988 reported study, AREDS, 4,000 patient Dutch study, Blue Mountain Eye Study
  - Human retinal pigment epithelium contains among the highest concentration of zinc
  - Zinc acts as a co-factor for many antioxidant enzymes
- Currently marketed zinc-based therapies for age-related macular degeneration generate about $300 million in annual sales

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zinc-monocysteine


O
O
H2N
Zn
S

$C_3H_5NSO_2Zn$

Age-Related Macular Degeneration

Product candidate – ZincMonoCysteine

- Completed an 80-patient, randomized, double-blind, placebo-controlled clinical trial for the treatment of dry age-related macular degeneration
- Two-arm clinical trial comparing 25 mg of ZincMonoCysteine versus matching placebo administered orally twice a day for 6 months
- Results met all global central retinal function measurements with improvements in visual acuity ($p < 0.0001$), contrast sensitivity ($p < 0.0001$), and photorecovery time ($p < 0.0001$)
  - ZincMonoCysteine was well tolerated with under 2% incidence of gastrointestinal irritation

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Rheumatoid Arthritis

Product candidate – dnaJP1 (hsp peptide)

- Epitope-specific oral immunotherapy
- 15-mer heat shock protein-derived peptide that was previously identified as a contributor of T cell-mediated inflammation in rheumatoid arthritis
- Completed a 160-patient, multi-center, randomized, double-blind, placebo-controlled clinical trial for the treatment of rheumatoid arthritis
  - Funded by a $5 million grant from the National Institutes of Health
  - Primary efficacy end point (meeting the American College of Rheumatology 20% improvement criteria at least once on day 112, 140, or 168) showed a difference between treatment groups ($p = 0.09$) that became significant in post hoc analysis using generalized estimating equations (GEE) ($p = 0.04$)
- Currently engaged in the cGMP manufacture and scale up of the active drug substance and other preclinical activities

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Intellectual Property



- Selected issued patents
  - Trimesta (estriol)
    - U.S. Patent 6,936,599, issued August 30, 2005
  - Effirma (flupirtine)
    - U.S. Patent 6,610,324, issued August 26, 2003
  - ZincMonoCysteine (zinc-monocysteine)
    - U.S. Patent 7,652,161, issued January 26, 2010
    - U.S. Patent 7,164,035, issued January 16, 2007
    - U.S. Patent 6,586,611, issued July 1, 2003
- Selected pending patents
  - Trimesta (estriol) - 8 other patents filed
  - Zinthionein (zinc cysteine) - once-daily, high dose, modified release zinc
  - Serum-based diagnostic assays

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Adeona Clinical Laboratory

Secondary corporate strategy

- Clinical reference laboratory located in the Chicago area
- CLIA-certified to perform high complexity chemistry and microbiology laboratory tests
- Exclusively offers the proprietary CopperProof test to identify risk of zinc deficiency and chronic copper toxicity
  - Received Medicare reimbursement approval
- Platform to launch additional laboratory-developed diagnostic tests





Financial Snapshot

- Current Price: $1.50
- 52 Week Range: $0.70 - $2.70
- Market Capitalization: ~$37 million
- Average Volume (3 months): 241,743
- Shares Outstanding: 23.2 million
- Public Float: ~15.6 million
- Approximately $3.1 million cash on hand as of October 31, 2010

Stock info as of 1/5/2011 and share info as of 11/11/2010

adeona

Investment Opportunity

- Scientific expertise in serious central nervous system diseases
- Potential *blockbuster* prescription medical food and drug candidates in clinical development pipeline
- Multiple shots at goal
- Significant grant funding received
- Recent corporate deal and quarterly profit indicates the business model is working